Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

15.    Income Taxes

The components of income (loss) before income taxes for the years ended December 31 consists of the following:

	2021	2020	2019
Domestic operations	$(125,555)	$(67,232)	$(43,808)
Foreign operations	(461)	121	(83)
Total loss before income taxes	$(126,016)	$(67,111)	$(43,891)

The provision for income taxes for the years ended December 31 consists of the following:

	2021	2020	2019
Current:
Federal	$—	$—	$—
State	—	7	—
Foreign	(63)	41	19
Total current	(63)	48	19
Deferred:
Federal	54	—	—
State	43	—	—
Foreign	197	—	—
Total deferred	294	—	—
Income tax expense	$231	$48	$19

Reconciliation of the Federal statutory income tax provision for the Company’s effective income tax provision for the years ended December 31:

	2021	2020	2019
Tax at federal statutory rate	$(26,463)	$(14,026)	$(9,215)
State taxes, net of federal effect	(2,593)	(2,197)	(1,117)
Non-deductible items	644	818	159
R&D Credit	(2,442)	(1,289)	(666)
Valuation allowance	31,035	16,366	10,618
Warrant revaluation	(3,682)	173	—
Transaction costs	2,900	—	—
Prior loss limitations	672	—	—
Other, net	160	203	240
Provision for income taxes	$231	$48	$19

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are presented as follows:

	2021	2020
Deferred tax assets:
Net operating losses and tax credits	$52,898	$32,190
R&D credits	6,672	3,620
Interest limitation carryover	3,683	1,345
Intangible assets	11,168	971
Right of use lease liabilities	20,254	9,359
Other	3,610	1,589
Gross deferred tax assets	98,285	49,074
Less valuation allowance	(67,748)	(36,713)
Net deferred tax assets	$30,537	$12,361

	2021	2020
Deferred tax liabilities:
Right of use assets	$(18,952)	$(8,948)
Property and equipment	(11,580)	(2,697)
Other	(299)	(716)
Gross deferred tax liabilities	(30,831)	(12,361)
Net deferred tax liability	$(294)	$—

As of December 31, 2021, and 2020, the Company has a net operating loss carryforward, before tax effect, of $229,662 and $136,870 for federal tax purposes, respectively, $110,403 and $100,325 for state tax purposes, respectively, and $1,383 and $922 for foreign tax purposes, respectively. Beginning in tax year 2018 and forward, the Federal law has changed such that net operating losses generated after December 31, 2017 may be carried forward indefinitely but may only offset 80% of taxable income. Based on the current law, $24,856 of the federal net operating losses will begin to expire in 2032 and $204,806 of the federal net operating losses have no expiration. The state and foreign tax losses will begin to expire in 2027 and 2037, respectively.

As of December 31, 2021, and 2020, the Company also has federal and state research and development tax credit carryforwards of approximately $6,672 and $3,620, respectively, to offset future income taxes, which will expire beginning in December 2034.

Net operating losses and other tax attributes may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest as defined under Sections 382 and 383 in the Internal Revenue Code. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. Analysis of ownership activity occurring through December 31, 2021, indicated that approximately $3,200 of our federal net operating losses would be limited under Section 382 due to an ownership change that occurred in 2015. These losses have been removed from the carryforward and reflected in the statutory rate reconciliation above. We plan to conduct further analysis on the impacts, if any, to our state net operating losses from this 2015 ownership change as well as monitor continued ownership change activity. The impact to our state net operating losses are not expected to be significant.

We provide for a valuation allowance when it is more likely than not that we will not realize a portion of the deferred tax assets. We have established a valuation allowance against our deferred tax assets described above as current evidence does not suggest we will realize enough taxable income of the appropriate character within the carryforward period to allow us to realize these deferred tax benefits. As of December 31, 2021, and 2020, the Company has provided a valuation allowance of $67,748 and $36,713, respectively. The change in the valuation allowance of $31,035 was primarily due to the generation of additional net operating losses and tax credits for which no benefit was provided.

We are subject to federal income taxes in the United States, Brazil, and Canada, as well as various state and local jurisdictions. Currently, no federal or state income tax returns are under examination by the respective income tax authorities, although tax years 2018-2021 remain open for US federal purposes, 2017-2021 for most states and Canadian purposes, and 2016-2021 for Brazilian purposes.

Several years may elapse before an uncertain tax position is audited and finally resolved. While it is often difficult to predict the outcome or the timing of resolution of any uncertain tax position, we do not believe that we need to recognize any liabilities for uncertain tax positions as of December 31, 2021 or 2020. Further, the Company does not anticipate a significant change to the amount of unrecognized tax benefits within the next twelve months. The Company’s policy is to accrue or charge tax penalties and interest related to tax balances to income tax expense. No penalties or interest have been expensed in the reported periods.